EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE, FINANCIAL AND ACCOUNTING OFFICERS PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of American Community Newspapers Inc. (the ‘‘Company’’) on Form 10-Q for the fiscal quarter ended March 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eugene M. Carr
Eugene M. Carr
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)
April 30, 2008

/s/ Daniel J. Wilson
Daniel J. Wilson
Chief Financial Officer
(Principal Financial Officer)
April 30, 2008

/s/ Richard D. Hendrickson
Richard D. Hendrickson
Corporate Controller
(Principal Accounting Officer)
April 30, 2008